U.S. SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023

BioCrude Technologies USA, Inc.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-55818	81-2924160
(State of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1255 Phillips Square, Suite 605
Montreal, QB, Canada H3B 3G5
(Address of principal executive offices)

514-840-9719
(Registrant’s telephone number including area code

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	PREVIOUS INDEPENDENT AUDITORS:

a.	On January 27, 2023, the Company terminated BF Borgers, CPA PC (“BF Borgers”), situated at 5400 W Cedar Ave, Lakewood, CO, USA 80226 (Ph: 303-953-1454, Fax: 720-251-8836; Website: www.bfbcpa.us) as its registered independent public accountant.

b.	BF Borgers’ reports on the financial statements for the periods March 31, 2019, through December 31, 2022 (BF Borgers was hired March 14, 2019), contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the reporting periods covered March 31, 2019, and September 30, 2022, there have been no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BF Borgers, would have caused them to make reference thereto, in their report on the financial statements. Throughout the interim engagement period, until the termination date, January 30, 2023, there have been no disagreements whatsoever with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF Borgers would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized BF Borgers to respond fully to the inquiries of the successor accountant.

e.	During the periods March 31, 2019, through September 30, 2022, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to BF Borgers prior to the date of the filing of this Report and requested that BF Borgers furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the statements in this Report or not. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)	NEW INDEPENDENT ACCOUNTANTS:

a.	On January 30, 2023, the Company engaged MAC Accounting Group, LLP (1070 Mecham Lane, Midvale, Utah 84047; Tel: (801) 414-3664) as its new registered independent public accountant.

b.	During the periods of March 31, 2019, through December 31, 2022, we did not consult with MAC Accounting Group, LLP regarding:

i.	the application of accounting principles to a specified transaction,

ii.	the type of audit opinion that might be rendered on the Company’s financial statements by MAC Accounting Group, LLP, in either case, where written or oral advice provided by MAC Accounting Group, LLP would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.	any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d.	Exhibits

Number	Exhibit
16.1	Letter from BF Borgers dated January 30, 2023, regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCRUDE TECHNOLOGIES USA, INC.

Dated: January 30, 2023	/s/ John Moukas
Chief Executive Officer